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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 28, 2008


                           BANK OF FLORIDA CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


        Florida                     333-74997                  59-3535315
        -------                     ---------                  ----------
(State or other jurisdiction   Commission File Number        (I.R.S. Employer
     Of incorporation)                                      Identification No.)


     1185 Immokalee Road, Naples, Florida                        34110
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     (address of principal executive offices)                 (Zip Code)

                  Registrant's telephone number: (239) 254-2100
                                                 --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.        Regulation FD Disclosure.

On October 28, 2008, Bank of Florida Corporation held a conference call to discuss its results for the quarter ending September 30, 2008 and its prospects for the fourth quarter of 2008. A copy of the transcript is furnished as Exhibit
99.1 to this report.

ITEM 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are being furnished with this Report:

99.1     Transcript.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Bank of Florida Corporation
                                        (Registrant)
Date: October 28, 2008

                                        /s/ Tracy L. Keegan
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                                        Tracy L. Keegan
                                        Chief Financial Officer &
                                        Executive Vice President